UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2006

BROOKE CORPORATION

(Exact name of registrant as specified in its charter)

Kansas	1-31698	48-1009756

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10950 Grandview Drive, Suite 600, Overland Park, Kansas	66210

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (913) 661-0123

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Brooke Corporation is a controlled company and the duly authorized representative of the controlling group determines compensation of the Chief Executive Officer and other executive officers. Following an annual performance and compensation review regarding the Company’s executive officers, the following compensation arrangements with the persons who were listed as named executive officers in the Summary Compensation Table set forth in the proxy statement for the Company’s 2005 annual meeting of shareholders and who are expected to be listed as named executive officers in such Table to be included in the proxy statement for the Company’s 2006 annual meeting of shareholders.

Name and Position	2005 Base Salary/ 2006 Base Salary ($)	2005 Discretionary Bonus Payment ($)	2006 Target Bonus Award ($)[1]	2006 Performance Criteria[1]

Robert D. Orr Chairman of the Board and Chief Executive Officer	180,000/ 230,000	200,000	300,000	$200,000 of target based on Brooke Corporation earnings; $100,000 of of target based on goals relating to conduct of leadership training and publishing

Leland G. Orr Chief Financial Officer, Treasurer and Assistant Secretary	130,000/ 140,000	80,000	100,000	Achievement of Sarbanes-Oxley 404 internal control assessment benchmarks

Anita F. Larson	130,000/	80,000	100,000	Brooke Corporation earnings
President and	140,000
Chief Operating
Officer

Shawn T. Lowry	130,000/	90,000	140,000	Brooke Franchise Corporation earnings
President, Brooke	140,000
Franchise
Corporation

Michael S. Lowry	130,000/	90,000	140,000	Brooke Credit Corporation earnings
President, Brooke	140,000
Credit
Corporation

1 Short-term incentive awards for 2006 are based on the achievement of non-discretionary performance criteria. The stated performance criteria must first be met before payment of a bonus.  Quarterly performance benchmarks are established and incentive compensation may be paid quarterly. Secondary performance criteria specific to the applicable business unit have been established for the named executive officers other that Robert Orr and the actual performance with respect to such secondary criteria may reduce or eliminate actual incentive payouts.

Additional information concerning the compensation paid to the named executive officers for fiscal year 2005 will be included in the proxy statement for the Company’s 2006 annual meeting of shareholders.

Item 2.02           Results of Operations and Financial Condition

On  March 2, 2006, the Company issued a press release regarding the Company’s results of operations for the fourth quarter and fiscal year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

The press release may contain forward-looking statements.  All forward-looking statements involve risks and uncertainties, and several factors could cause actual results to differ materially from those in the forward-looking statements.  The following factors, among others, could cause actual results to differ from those indicated in the forward-looking statements: the uncertainty that Brooke Corporation and its subsidiaries will achieve their short-term and long-term profitability and growth goals, uncertainties associated with market acceptance of and demand for Brooke’s products and services, the impact of competitive products and pricing, the dependence on third-party suppliers and their pricing, the ability to meet product demand, the availability of funding sources, the exposure to market risks, uncertainties associated with the development of technology, changes in the law and in economic, political and regulatory environments, changes in management, the dependence on intellectual property rights, the effectiveness of internal controls, and risks and factors described from time to time in reports and registration statements filed by Brooke Corporation with the Securities and Exchange Commission.  A more complete description of Brooke’s business is provided in Brooke Corporation’s most recent annual, quarterly and current reports, which are available from Brooke Corporation without charge or at www.sec.gov.

Item 9.01          Financial Statements and Exhibits

Exhibit 99.1	Press Release dated March 2, 2006 announcing Brooke Corporation results of operations for the fourth quarter and year ended December 31, 2005.

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: 03/02/06
BROOKE CORPORATION

/s/ Anita F. Larson

Anita F. Larson
President and Chief Operating Officer

Exhibits

99.1  Press Release issued by BROOKE CORPORATION on March 2, 2006.